SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ]

Confidential, For Use of the Commission

Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Investment Trust

(on behalf of Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund)

(Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

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(2)

Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)

Proposed maximum aggregate value of transaction:

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(5)

Total fee paid:

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[   ]  Fee paid previously with preliminary materials.

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[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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QUESTIONS AND ANSWERS

Regarding the Proposed Merger of Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund (the “Fund”) into Eaton Vance National Limited Maturity Municipal Income Fund

Answers to questions about the proposed merger should be reviewed along with the Fund’s proxy materials.

Q:

Why did I receive a Proxy Statement?

A:

You are being asked to vote on an important matter related to your Fund.  The Trustees of your Fund voted to recommend a merger of the Fund into Eaton Vance National Limited Maturity Municipal Income Fund.  Fund shareholders are being asked to consider the proposed merger and approve an Agreement and Plan of Reorganization at a special meeting scheduled to be held on Friday, May 9, 2014 at 3:00 p.m. Eastern time.

The Trustees of your Fund recommend that you vote FOR the proposal.

Q:

How will the proposed merger affect me?

A:

The Fund and Eaton Vance National Limited Maturity Municipal Income Fund have substantially similar investment objectives and policies, with the exception of the Fund’s policies to avoid Pennsylvania state income taxes. There are no material differences between the Funds’ fundamental and non-fundamental investment restrictions other than those related to diversification. While the Eaton Vance National Limited Maturity Municipal Income Fund is a diversified fund and has an investment restriction to that effect, the Fund is a non-diversified fund. If the proposed merger is approved and completed, as a shareholder of the Fund, you will become a shareholder of the corresponding class of shares of Eaton Vance National Limited Maturity Municipal Income Fund.  Please refer to the Proxy Statement and Prospectus for a detailed explanation of the proposed merger and for a more complete description of Eaton Vance National Limited Maturity Municipal Income Fund.

Q:

What are the potential benefits of the proposed merger?

A:

It is expected that shareholders of the Fund will benefit from the proposed merger because they will become shareholders of a larger, more diversified fund with a lower expense ratio and higher distribution rate (as described in the Proxy Statement/Prospectus).

Q:

Who do I call with any questions?

A:

If you need assistance, or have questions regarding the proposal or how to vote your shares, please call Computershare, your Fund’s proxy solicitor, toll-free at 866-209-6995.  Please have your proxy materials available when you call.

Q:

Why should I vote?

A:

Your vote is very important.  We encourage you to return your vote as soon as possible.  If your Fund does not receive enough votes, it will have to spend money on additional mailings and to solicit votes by telephone so that the meeting can take place.   In this event, you may receive telephone calls from the proxy solicitor in an attempt to obtain your vote.  If you vote promptly, you likely will not receive such calls.

Q:

How do I vote my shares?

A:

You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided.  Alternatively, you can vote by telephone by calling the toll-free number on your proxy card and following the instructions given, using your proxy card as a guide.

Q:

Will Eaton Vance contact shareholders?

A:

Eaton Vance or its agents may contact shareholders directly.  Computershare is the proxy solicitor and may call you, the shareholder, to verify that you have received proxy materials, to answer any questions that you may have and to offer to record your vote by telephone.  If you vote promptly, you likely will not receive such calls.

Important additional information about the proposal is set forth in the Proxy Statement/Prospectus.

Please read it carefully.

VIDEO Script - The Importance of Voting Your Proxy

Hello.  I’m Tom Faust, Chairman and CEO of Eaton Vance and Trustee of the Eaton Vance family of funds.

I’d like to talk briefly about the importance of voting the fund shareholder proxy materials you receive.

These votes cover important matters about the operation

of the fund.  As a shareholder, you have the right to be heard.

Even when you don’t have a strong view on a particular matter, your vote is still important.

If sufficient shareholders to constitute a quorum don’t vote, then we must actively solicit additional votes through follow-up mailings and phone calls to shareholders who have not responded.

The cost of a lengthy proxy solicitation can be substantial, and is typically an expense of the fund.

So ultimately it is you, the shareholder, who pays for it.

That’s why it’s so important to vote, and to vote early.

Voting is easy.  You can cast your vote on our Web site at eatonvance.com, you can vote by mail, or you can call in your vote.  All of the information you need can be found in the proxy mailing you receive.

So please – if you have not already done so– take the time to carefully review your fund’s proxy materials, and cast your vote today.

You’ll be glad you did.

Thank you.